United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2019

Midland States Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MSBI	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 20, 2019, Midland States Bancorp, Inc. (the “Company”) issued and sold $72.75 million aggregate principal amount of 5.00% Fixed-to-Floating Rate Subordinated Notes due 2029 (the “2029 Notes”), and $27.25 million aggregate principal amount of 5.50% Fixed-to-Floating Rate Subordinated Notes due 2034 (the “2034 Notes” and, together with the 2029 Notes, the “Notes”). The Company used a portion of the net proceeds from the offering to repay a $30.0 million senior term loan and intends use the remaining net proceeds to redeem $40.3 million of existing subordinated debt on or after June 18, 2020, which is the date that the existing subordinated debt becomes redeemable, and for general corporate purposes.

The 2029 Notes mature September 30, 2029 and were issued pursuant to an Indenture, dated as of September 20, 2019 (the “2029 Indenture”), between the Company and UMB Bank National Association, as trustee. The 2029 Notes bear interest at an initial fixed rate of 5.00% per annum from and including the issuance date to but excluding September 30, 2024. From and including September 30, 2024 to but excluding the maturity date, the 2029 Notes bear interest at a floating rate, reset quarterly. The Company is entitled to redeem the 2029 Notes, in whole or in part, on any interest payment date on or after September 30, 2024, and to redeem the 2029 Notes in whole upon certain other events.

The 2034 Notes mature September 30, 2034 and were issued pursuant to an Indenture, dated as of September 20, 2019 (the “2034 Indenture”), between the Company and UMB Bank National Association, as trustee. The 2034 Notes bear interest at an initial fixed rate of 5.50% per annum from and including the issuance date to but excluding September 30, 2029. From and including September 30, 2029 to but excluding the maturity date, the 2034 Notes bear interest at a floating rate, reset quarterly. The Company is entitled to redeem the 2034 Notes, in whole or in part, on any interest payment date on or after September 30, 2029, and to redeem the 2034 Notes in whole upon certain other events.

The Notes were sold in a private placement transaction, in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506(b) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering, the Company entered into a Registration Rights Agreement, dated as of September 20, 2019 (the “Registration Rights Agreement”), with the purchasers, pursuant to which the Company has agreed to conduct an offer to exchange the Notes for substantially identical subordinated notes in an offering registered under the Securities Act (the “Exchange Offer”). If the Company fails to comply with certain of its obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes.

The Notes are not subject to any sinking fund and are not convertible into or, other than in the Exchange Offer, exchangeable for any other securities or assets of the Company or any of its subsidiaries. The Notes are not subject to redemption at the option of the holder. The Notes are unsecured, subordinated obligations of the Company only and are not obligations of, and are not guaranteed by, any subsidiary of the Company. The Notes rank junior in right to payment to the Company’s current and future senior indebtedness. The Notes are intended to qualify as Tier 2 capital of the Company for regulatory capital purposes.

The foregoing summaries of the 2029 Indenture, the 2029 Notes, the 2034 Indenture, the 2034 Notes and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies or forms of which are filed herewith as Exhibits 4.1, 4.2., 4 3, 4.4 and 4.5, respectively and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 20, 2019, the Company issued a press release announcing the completion of the offering of the Notes, a copy of which is furnished herewith as Exhibit 99.1.

In connection with the offering of the Notes, the Company delivered an investor presentation to potential investors on a confidential basis, a copy of which is furnished herewith as Exhibit 99.2.

The information in this Item 7.01 and the attached exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Note Regarding Forward-Looking Statements

This Report includes "forward-looking statements" within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including but not limited to statements about the anticipated use of net proceeds from the offering, the Exchange Offer and other matters. These statements are subject to many risks and uncertainties, including changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks relating to acquisitions; and other risks detailed from time to time in filings made by the Company with the Securities and Exchange Commission. Readers should note that the forward-looking statements included in this Report are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe" or "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this Report, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of September 20, 2029, between Midland States Bancorp, Inc. and UMB Bank National Association, as trustee, regarding 5.00% Fixed-to-Floating Rate Subordinated Notes due 2029

4.2	Form of 5.00% Fixed-to-Floating Rate Subordinated Notes due 2029 (included in Exhibit 4.1)

4.3	Indenture, dated as of September 20, 2029, between Midland States Bancorp, Inc. and UMB Bank National Association, as trustee, regarding 5.50% Fixed-to-Floating Rate Subordinated Notes due 2034

4.4	Form of 5.50% Fixed-to-Floating Rate Subordinated Notes due 2034 (included in Exhibit 4.3)

4.5	Form of Registration Rights Agreement, dated as of September 20, 2019, among Midland States Bancorp, Inc. and the purchasers party thereto

99.1	Press Release of Midland States Bancorp, Inc., dated September 20, 2019

99.2	Investor Presentation of Midland States Bancorp, Inc., dated September 2019

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2019	MIDLAND STATES BANCORP, INC.

	By:	/s/ Douglas J. Tucker
	Name:	Douglas J. Tucker
	Title:	Senior Vice President and Corporate Counsel